Exhibit 10.7
David Deno

OSI RESTAURANT PARTNERS, LLC
Amendment to Officer Employment Agreement

THIS AMENDMENT TO OFFICER EMPLOYMENT AGREEMENT (“Amendment”) is entered into by and between OSI RESTAURANT PARNTERS, LLC, a Delaware limited liability company (the “Company”) and DAVID DENO (the “Employee”), and executed this 16th day of July 2014.

WHEREAS, Company employed Employee as Executive Vice President and Chief Financial Officer of the Company pursuant to that certain Officer Employment Agreement dated May 7, 2012 (the “Employment Agreement”); and

WHEREAS, the parties hereto desire to enter into this Amendment in order to modify the Employment Agreement to reflect that the Company has changed Employee’s title to Executive Vice President and Chief Financial and Administrative Officer of the Company effective October 29, 2013.

NOW, THEREFORE, intending to be legally bound, for good consideration, receipt of which is acknowledged, the parties hereby agree as follows:

1.Recitals. The parties acknowledge and agree that the above recitals are true and correct and incorporated herein by reference.

2.Change of Employee’s Title. The parties acknowledge and agree that all references in the Employment Agreement to the Employee being employed as Executive Vice President and Chief Financial Officer of the Company are hereby amended to state that the Employee is employed as Executive Vice President and Chief Financial and Administrative Officer of the Company effective as of October 29, 2013.

3.Ratification. All other terms of the Employment Agreement as amended hereby are hereby ratified and confirmed by each party.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

“COMPANY”

Attest:		OSI RESTAURANT PARNTERS, LLC, a Delaware limited liability company

By:	/s/ Kelly Braun Lefferts	By:	/s/ Joseph J. Kadow
	Kelly Braun Lefferts, Assistant Secretary		Joseph J. Kadow, Executive Vice President

WITNESSES:		“EMPLOYEE”

/s/ John C. Passaro		/s/ David Deno
DAVID DENO
John C. Passaro

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